                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      4,717,500.00
             Class B Note Interest Requirement                        279,708.54
             Class C Note Interest Requirement                        162,372.26
                       Total                                        5,159,580.80

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           5.55000
             Class B Note Interest Requirement                           5.79167
             Class C Note Interest Requirement                           2.40142

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          850,000,000
             Class B Note Principal Balance                           48,295,000
             Class C Note Principal Balance                           67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            38,636,400.00

(v)     Required Owner Trust Spread Account Amount                 38,636,400.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,297,317.71
             Class B Note Interest Requirement                        117,797.31
             Class C Note Interest Requirement                        177,748.01
                       Total                                        1,592,863.03

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.72976
             Class B Note Interest Requirement                           1.88476
             Class C Note Interest Requirement                           2.21198

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,502,531.25
             Class B Note Interest Requirement                        137,481.77
             Class C Note Interest Requirement                        209,147.13
                       Total                                        1,849,160.16

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.66948
             Class B Note Interest Requirement                           1.83309
             Class C Note Interest Requirement                           2.16892

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          900,000,000
             Class B Note Principal Balance                           75,000,000
             Class C Note Principal Balance                           96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)     Required Owner Trust Spread Account Amount                 10,714,290.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,271,484.38
             Class B Note Interest Requirement                        117,797.31
             Class C Note Interest Requirement                        175,672.12
                       Total                                        1,564,953.80

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.69531
             Class B Note Interest Requirement                           1.88476
             Class C Note Interest Requirement                           2.18615

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,216,601.46
             Class B Note Interest Requirement                        114,704.84
             Class C Note Interest Requirement                        177,121.41
                       Total                                        1,508,427.71

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.70392
             Class B Note Interest Requirement                           1.92781
             Class C Note Interest Requirement                           2.31531

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          714,000,000
             Class B Note Principal Balance                           59,500,000
             Class C Note Principal Balance                           76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)     Required Owner Trust Spread Account Amount                  8,500,000.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2



Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                        843,350.69
             Class B Note Interest Requirement                         78,889.07
             Class C Note Interest Requirement                        126,342.49
                       Total                                        1,048,582.26

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.68670
             Class B Note Interest Requirement                           1.89337
             Class C Note Interest Requirement                           2.35837

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          500,000,000
             Class B Note Principal Balance                           41,666,000
             Class C Note Principal Balance                           53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)     Required Owner Trust Spread Account Amount                  5,952,380.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,232,734.38
             Class B Note Interest Requirement                        117,259.11
             Class C Note Interest Requirement                        186,051.57
                       Total                                        1,536,045.06

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.64365
             Class B Note Interest Requirement                           1.87615
             Class C Note Interest Requirement                           2.31531

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of Net Swap Payment                                          0.00
        Amount of Net Swap Receipt                                  2,430,060.50

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(iii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest                                  3,850,000.00
             Class B Note Interest                                    133,741.32
             Class C Note Interest                                    212,253.13
                       Total                                        4,195,994.44

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest                                       4.58333
             Class B Note Interest                                       1.91059
             Class C Note Interest                                       2.35837

(iv)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          840,000,000
             Class B Note Principal Balance                           70,000,000
             Class C Note Principal Balance                           90,000,000

(v)     Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,103,543.75
             Class B Note Interest Requirement                        206,941.15
             Class C Note Interest Requirement                        330,004.69
                       Total                                        2,640,489.58

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.66948
             Class B Note Interest Requirement                           1.97087
             Class C Note Interest Requirement                           2.44448

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,260,000,000
             Class B Note Principal Balance                          105,000,000
             Class C Note Principal Balance                          135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,708,875.00
             Class B Note Interest Requirement                        167,722.92
             Class C Note Interest Requirement                        273,303.75
                       Total                                        2,149,901.67

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.69531
             Class B Note Interest Requirement                           1.99670
             Class C Note Interest Requirement                           2.53059

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,008,000,000
             Class B Note Principal Balance                           84,000,000
             Class C Note Principal Balance                          108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            12,000,000.00

(v)     Required Owner Trust Spread Account Amount                 12,000,000.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,402,362.50
             Class B Note Interest Requirement                        134,344.10
             Class C Note Interest Requirement                        218,453.13
                       Total                                        1,755,159.72

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.66948
             Class B Note Interest Requirement                           1.91920
             Class C Note Interest Requirement                           2.42726

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          840,000,000
             Class B Note Principal Balance                           70,000,000
             Class C Note Principal Balance                           90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)     Required Owner Trust Spread Account Amount                 10,000,000.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2



Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,912,674.17
             Class B Note Interest Requirement                        183,018.40
             Class C Note Interest Requirement                        297,154.38
                       Total                                        2,392,846.94

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.62642
             Class B Note Interest Requirement                           1.86753
             Class C Note Interest Requirement                           2.35837

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,176,000,000
             Class B Note Principal Balance                           98,000,000
             Class C Note Principal Balance                          126,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            14,000,000.00

(v)     Required Owner Trust Spread Account Amount                 14,000,000.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      2,179,493.75
             Class B Note Interest Requirement                        206,941.15
             Class C Note Interest Requirement                        333,492.19
                       Total                                        2,719,927.08

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           1.72976
             Class B Note Interest Requirement                           1.97087
             Class C Note Interest Requirement                           2.47031

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,260,000,000
             Class B Note Principal Balance                          105,000,000
             Class C Note Principal Balance                          135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture                               Distribution Date: 8/15/2002
--------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      3,736,426.40
             Class B Note Interest Requirement                        353,835.53
             Class C Note Interest Requirement                        566,231.40
                       Total                                        4,656,493.33

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           2.96542
             Class B Note Interest Requirement                           3.36986
             Class C Note Interest Requirement                           4.19431

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                        1,260,000,000
             Class B Note Principal Balance                          105,000,000
             Class C Note Principal Balance                          135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)     Required Owner Trust Spread Account Amount                 15,000,000.00



                                      By:
                                         ------------------------------------
                                      Name:    Patricia M. Garvey
                                      Title:   Vice President


--------------------------------------------------------------------------------